UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 28, 2018
California Republic Auto Receivables Trust 2018-1
(Exact name of Issuing Entity as specified in its charter)
 Central Index Key Number of Issuing Entity:  0001741276
California Republic Funding, LLC
(Exact name of Depositor as specified in its charter)
 Central Index Key Number of Depositor:  0001561326
Mechanics Bank
(Exact name of Sponsor as specified in its charter)
 Central Index Key Number of Sponsor:  0001603949
State of Delaware	333-207639-04	38-7155373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Civic Drive, Suite 390 Walnut Creek, California	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 482-8000
18400 Von Karman, Suite 1100, Irvine, California 92612
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01.  Other Events.
In connection with the issuance by California Republic Auto Receivables Trust 2018-1 (the “Issuer”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated June 20, 2018, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by California Republic Funding, LLC (the “Depositor”), the documents listed in Item 9.01(d) below are being filed.
This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement.  Copies of the legality and tax opinions delivered by Sidley Austin LLP, counsel to the Depositor, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.
Section 9 — Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits.
(a)   Not applicable.
(b)   Not applicable.
(c)   Not applicable.
(d)   Exhibits:
5.1	Opinion of Sidley Austin LLP regarding legality.
8.1	Opinion of Sidley Austin LLP regarding certain tax matters.
23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CALIFORNIA REPUBLIC FUNDING, LLC, as Depositor

By:	/s/ John DeCero
John DeCero
Manager

Date:  June 28, 2018

EXHIBIT INDEX
Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP regarding legality.
8.1	Opinion of Sidley Austin LLP regarding certain tax matters.
23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).